UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

BlackRock Disciplined Small Cap Core Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2014

Date of reporting period: 11/30/2013

Item 1 – Report to Stockholders

NOVEMBER 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Disciplined Small Cap Core Fund	of BlackRock FundsSM

BlackRock Small Cap Growth Fund II	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Dear Shareholder

Financial markets ended 2012 with heightened volatility driven by Congressional budget battles and worries about the future of US fiscal policy and its potential effect on economic growth. However, a New Year’s Day tax deal averted the so-called “fiscal cliff,” bringing relief to investors and allowing markets to get off to a strong start in 2013. Money that had been held on the sidelines amid tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high-quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its accommodative monetary policies. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, after Fed Chairman Bernanke commented on the possibility of reducing — or “tapering” — the central bank’s asset purchase programs, investors broadly retreated from risk assets as they interpreted his remarks as signaling the imminent end of a program that had greatly supported markets. Investors returned in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming risks. Mixed economic data stoked worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also concerning was the escalation of the revolution in Egypt and the civil war in Syria, events that fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several of these key risks. Most important, the Fed defied market expectations with its decision to delay tapering. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. Higher volatility returned in late September when the Treasury Department warned that the US national debt would soon breach its statutory maximum. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Investors focused on strong corporate earnings, although the results were largely attributable to lower operational costs more than revenue growth. Economic data continued to be mixed and inflation remained low, affording the Fed significant latitude in its monetary policy decisions. Investors found additional reassurance in Fed Chair-to-be Janet Yellen affirming the benefits of maintaining loose liquidity conditions while attempting to bolster economic growth.

Despite the persistence of many uncertainties, global central bank support continued to help drive outperformance in riskier asset classes versus lower-risk investments. Developed market equities generated the highest returns for the six- and 12-month periods ended November 30, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive, returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the persistence of many uncertainties, global central bank support continued to help drive outperformance in riskier asset classes versus lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.91%	30.30%
US small cap equities (Russell 2000® Index)	16.91	40.99
International equities (MSCI Europe, Australasia, Far East Index)	12.07	24.84
Emerging market equities (MSCI Emerging Markets Index)	2.33	3.66
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.70)	(6.95)
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.56)	(1.61)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.73)	(3.57)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	2.61	8.54

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2013	BlackRock Disciplined Small Cap Core Fund

Investment Objective

BlackRock Disciplined Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2013, the Fund’s Institutional Shares outperformed the Fund’s benchmark, the Russell 2000® Index, while the Fund’s Investor A Shares performed in line, and the Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

Stock selection within the industrials, materials and financial sectors contributed positively to the Fund’s performance for the period. Most notably, within industrials, aircraft parts manufacturer AAR Corp. was the Fund’s strongest-performing holding. Despite posting underwhelming earnings and missing revenue expectations during the period, the stock moved higher on the back of numerous new contract wins and the government debt ceiling resolution in October. In the materials sector, paper and packaging company Boise Cascade Co. rallied in September after the Packaging Corp. of America announced its agreement to buy the company. In financials, shares of bank holding company Sterling Financial Corp. jumped after Oregon’s biggest bank Umpqua Holdings Corp. agreed to buy the company.

•

Conversely, stock selection within consumer discretionary, health care and information technology (“IT”) detracted from the Fund’s performance relative to the benchmark index. Within the consumer discretionary sector, a position in Sears Hometown and Outlet Stores, Inc. was the worst performer due to weak sales numbers. In health care, an underweight position in Alnylam Pharmaceuticals, Inc. detracted from relative results as the stock rallied after reporting positive results in an early trial of a new treatment for heart weakness. Within IT, a position in internet travel agent Travelzoo, Inc. hurt returns after the company’s third-quarter revenue report fell short of analyst estimates.

Describe recent portfolio activity.

•	During the six-month period, the Fund increased its weighting in the IT sector and decreased exposure to materials.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Index, the Fund ended the period with its most significant sector overweight in IT and underweight in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Aspen Technology, Inc.	1%
Manhattan Associates, Inc.	1
Ryder System, Inc.	1
First Citizens BancShares, Inc., Class A	1
VCA Antech, Inc.	1
Avista Corp.	1
Thoratec Corp.	1
John Bean Technologies Corp.	1
CNO Financial Group, Inc.	1
PS Business Parks, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	22%
Information Technology	19
Industrials	16
Consumer Discretionary	14
Health Care	13
Energy	5
Consumer Staples	4
Materials	4
Utilities	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

BlackRock Disciplined Small Cap Core Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

[3]	An index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2013
		Aggregate Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	17.17%	21.50%	N/A
Investor A.	16.88	21.20	14.84%
Investor C	16.52	20.60	19.60%
Russell 2000® Index	16.91	21.06	N/A

[5]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 14, 2013.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,171.70	$3.87	$1,000.00	$1,021.51	$3.60	0.71%
Investor A	$1,000.00	$1,168.80	$5.22	$1,000.00	$1,020.26	$4.86	0.96%
Investor C	$1,000.00	$1,165.20	$9.28	$1,000.00	$1,016.50	$8.64	1.71%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	5

Fund Summary as of November 30, 2013	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2013, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Master Portfolio’s positions within the health care and industrials sectors contributed positively to performance. Most notably, in health care, shares of biopharmaceutical company Gentium SpA rocketed higher after the firm’s vascular drug Defibrotide (Defitelio) received a positive opinion from the European Medicines Agency in July. Within industrials, consumer finance company WageWorks, Inc. appreciated significantly over the period after reporting better-than-expected second-quarter earnings and a strong forecast. The announcement of a strategic alliance with benefits provider Ceridian Corp. also helped drive WageWorks, Inc. stock higher during the period.

•

Conversely, the Master Portfolio’s positions in information technology (“IT”), telecommunication services (“telecom”) and energy detracted from relative returns. In the IT sector, shares of motion picture 3D systems company RealD, Inc. fell considerably over the period on the back of waning 3D movie box office sales and negative 3D sales forecasts from industry analysts. In telecom, carrier Cbeyond, Inc. sold off heavily in August after the company reported weak second-quarter earnings and lowered its 2013 revenue forecast. Within energy, shares of refining company Delek US Holdings, Inc. declined substantially after the company announced disappointing earnings in late August and reported weakness in the oil refining market.

Describe recent portfolio activity.

•

During the six-month period, the Master Portfolio increased its overall weighting in the IT and industrials sectors and decreased its weighting in financials and consumer discretionary. In health care, the Master Portfolio pared down its exposure to Gentium SpA by taking profits on the stock’s very strong performance during the period.

Describe portfolio positioning at period end.

•

Relative to the Russell 2000® Growth Index, the Master Portfolio ended the period with its largest sector overweights in IT and industrials and its most significant underweights in financials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

BlackRock Small Cap Growth Fund II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]	The index contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended November 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	22.39%	44.08%	N/A	21.92%	N/A	9.37%	N/A
Investor A	22.12	43.47	35.94%	21.57	20.27%	9.07	8.49%
Investor B	21.54	42.00	37.50	20.14	19.95	8.19	8.19
Investor C	21.65	42.25	41.25	20.38	20.38	8.08	8.08
Class R	22.07	43.22	N/A	21.13	N/A	8.70	N/A
Russell 2000® Growth Index	18.83	44.47	N/A	23.38	N/A	9.23	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,223.90	$6.19	$1,000.00	$1,019.50	$5.62	1.11%
Investor A	$1,000.00	$1,221.20	$8.58	$1,000.00	$1,017.35	$7.79	1.54%
Investor B	$1,000.00	$1,215.40	$14.50	$1,000.00	$1,011.98	$13.16	2.61%
Investor C	$1,000.00	$1,216.50	$12.84	$1,000.00	$1,013.49	$11.66	2.31%
Class R	$1,000.00	$1,220.70	$9.46	$1,000.00	$1,016.55	$8.59	1.70%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front- end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in BlackRock Small Cap Growth Fund II) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Disciplined Small Cap Core Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2013 and held through November 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock Disciplined Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Fund’s and Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s and Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund and Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund and Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund and Master Portfolio to hold an investment that it might otherwise sell. The Fund’s and Master Portfolio’s investments in these instruments are discussed in detail in the Fund’s and Master Portfolio’s Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments November 30, 2013 (Unaudited)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.7%
AAR Corp.	1,327	$41,429
Alliant Techsystems, Inc.	33	4,001
Ducommun, Inc. (a)	316	8,007
Engility Holdings, Inc. (a)	83	2,644
Esterline Technologies Corp. (a)	29	2,553
Exelis, Inc.	2,656	46,932
Spirit Aerosystems Holdings, Inc., Class A (a)	1,245	40,637
Taser International, Inc. (a)	1,202	20,662

		166,865
Air Freight & Logistics — 0.3%
Pacer International, Inc. (a)	2,004	18,196
Airlines — 0.4%
Republic Airways Holdings, Inc. (a)	1,080	12,161
SkyWest, Inc.	230	3,887
Spirit Airlines, Inc. (a)	215	9,862

		25,910
Auto Components — 1.0%
Gentherm, Inc. (a)	459	11,089
Stoneridge, Inc. (a)	188	2,427
Superior Industries International, Inc.	118	2,329
Tower International, Inc. (a)	457	9,821
Visteon Corp. (a)	439	34,523

		60,189
Biotechnology — 3.5%
Acceleron Pharma, Inc. (a)	473	10,297
Acorda Therapeutics, Inc. (a)	165	5,744
Aegerion Pharmaceuticals, Inc. (a)	16	1,135
Affymax, Inc. (a)	1,377	1,170
Agios Pharmaceuticals, Inc. (a)	127	2,229
Alkermes PLC	69	2,786
Alnylam Pharmaceuticals, Inc. (a)	17	1,040
AMAG Pharmaceuticals, Inc. (a)	244	5,985
Ambit Biosciences Corp. (a)	67	841
Arena Pharmaceuticals, Inc. (a)(b)	813	5,301
AVEO Pharmaceuticals, Inc. (a)	569	1,206
Bluebird Bio, Inc. (a)	21	429
Cellular Dynamics International, Inc. (a)	172	2,668
China Biologic Products, Inc. (a)	336	9,942
Codexis, Inc. (a)	538	807
Cubist Pharmaceuticals, Inc. (a)	127	8,701
Emergent Biosolutions, Inc. (a)	646	14,503
Enanta Pharmaceuticals, Inc. (a)	193	5,217
Enzon Pharmaceuticals, Inc.	6,576	10,916
Esperion Therapeutics, Inc. (a)	253	3,018
Five Prime Therapeutics, Inc. (a)	74	747
Foundation Medicine, Inc. (a)	331	8,288
Harvard Apparatus Regenerative Technology, Inc. (a)	381	1,932
Insys Therapeutics, Inc. (a)	42	1,852
Intrexon Corp. (a)	114	2,609

Common Stocks	Shares	Value
Biotechnology (concluded)
Isis Pharmaceuticals, Inc. (a)	272	$10,543
KaloBios Pharmaceuticals, Inc. (a)	1,363	5,779
Ligand Pharmaceuticals, Inc., Class B (a)	76	4,232
Maxygen, Inc. (a)	4,024	121
Myriad Genetics, Inc. (a)(b)	435	12,941
OncoGenex Pharmaceutical, Inc. (a)	110	945
OncoMed Pharmaceuticals, Inc. (a)(b)	615	8,278
Onconova Therapeutics, Inc. (a)	37	543
Ophthotech Corp. (a)	215	6,074
PDL BioPharma, Inc.	1,845	18,026
Pharmacyclics, Inc. (a)	42	5,230
Portola Pharmaceuticals, Inc. (a)	256	6,400
Prothena Corp. PLC (a)	65	1,835
Puma Biotechnology, Inc. (a)	19	946
Receptos, Inc. (a)	50	1,157
Regulus Therapeutics, Inc. (a)	317	1,994
Repligen Corp. (a)	995	13,403
Targacept, Inc. (a)	1,089	6,262
Tetraphase Pharmaceuticals, Inc. (a)	405	4,763
Threshold Pharmaceuticals, Inc. (a)	388	1,913
Verastem, Inc. (a)	64	677

		221,425
Building Products — 0.7%
A.O. Smith Corp.	73	3,953
Apogee Enterprises, Inc.	40	1,433
Gibraltar Industries, Inc. (a)	422	7,469
Griffon Corp.	337	4,334
PGT, Inc. (a)	1,638	16,380
Ply Gem Holdings, Inc. (a)	585	10,261

		43,830
Capital Markets — 2.1%
Artisan Partners Asset Management, Inc., Class A	175	10,801
Calamos Asset Management, Inc., Class A	1,154	12,798
Capital Southwest Corp.	984	33,761
FBR & Co. (a)	877	24,652
Janus Capital Group, Inc.	849	9,237
Manning & Napier, Inc.	189	3,453
MCG Capital Corp.	4,805	23,112
Oppenheimer Holdings, Inc., Class A	192	4,460
Walter Investment Management Corp. (a)	195	7,435
WisdomTree Investments, Inc. (a)	78	1,195

		130,904
Chemicals — 1.5%
American Pacific Corp. (a)	293	12,116
Axiall Corp.	318	14,405
Ferro Corp. (a)	270	3,761
FutureFuel Corp.	2,126	35,547
Minerals Technologies, Inc.	171	10,157
OM Group, Inc. (a)	339	11,167

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	9

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals (concluded)
Yongye International, Inc. (a)	1,140	$7,193

		94,346
Commercial Banks — 6.6%
1st Source Corp.	876	27,988
Access National Corp.	658	10,370
Ameris Bancorp (a)	91	1,863
Associated Banc-Corp.	2,892	49,858
BancFirst Corp.	196	10,923
Banco Latinoamericano de Comercio Exterior SA	528	14,224
Capital Bank Financial Corp., Class A (a)	268	6,255
Centerstate Banks, Inc.	170	1,795
Central Pacific Financial Corp.	1,148	22,822
Century Bancorp, Inc., Class A	61	2,142
Chemical Financial Corp.	643	20,589
First Citizens BancShares, Inc., Class A	275	61,779
First Merchants Corp.	491	10,404
FNB Corp.	923	11,731
Hanmi Financial Corp.	411	8,450
Heritage Oaks Bancorp (a)	141	1,127
Home Federal Bancorp, Inc.	83	1,268
Independent Bank Group, Inc.	408	19,535
MetroCorp Bancshares, Inc.	102	1,462
National Bank Holdings Corp., Class A	1,415	29,970
Pacific Continental Corp.	293	4,231
Seacoast Banking Corp. of Florida (a)	214	484
Southside Bancshares, Inc.	312	8,911
StellarOne Corp.	73	1,841
Sterling Financial Corp.	319	10,415
Synovus Financial Corp.	601	2,097
Texas Capital Bancshares, Inc. (a)	54	3,033
Umpqua Holdings Corp.	1,878	34,574
United Community Banks, Inc. (a)	1,788	32,810
Wilshire Bancorp, Inc.	114	1,205

		414,156
Commercial Services & Supplies — 2.5%
ARC Document Solutions, Inc. (a)	828	7,129
Cenveo, Inc. (a)	499	1,712
Consolidated Graphics, Inc. (a)	637	41,029
Deluxe Corp.	789	39,205
G&K Services, Inc., Class A	82	4,938
Intersections, Inc.	401	3,104
Kimball International, Inc., Class B	299	4,452
Metalico, Inc. (a)	1,628	2,865
Performant Financial Corp. (a)	880	9,231
Viad Corp.	1,381	37,287
West Corp.	155	3,570

		154,522
Communications Equipment — 1.7%
Alliance Fiber Optic Products, Inc.	304	4,484
Anaren, Inc. (a)	43	1,199
Aruba Networks, Inc. (a)	800	14,272
Aviat Networks, Inc. (a)	3,196	8,086
Bel Fuse, Inc., Class B	225	5,114
Calix, Inc. (a)	419	4,291
Extreme Networks, Inc. (a)	2,724	18,932
Finisar Corp. (a)	751	15,538

Common Stocks	Shares	Value
Communications Equipment (concluded)
Ixia (a)	169	$2,195
Ubiquiti Networks, Inc.	739	29,117

		103,228
Computers & Peripherals — 0.4%
Avid Technology, Inc. (a)	759	6,717
Immersion Corp. (a)	1,158	14,197
Violin Memory, Inc. (a)	220	759

		21,673
Construction & Engineering — 0.6%
Argan, Inc.	727	17,048
MYR Group, Inc. (a)	247	6,276
Orion Marine Group, Inc. (a)	118	1,401
Pike Electric Corp.	895	9,406
Tutor Perini Corp. (a)	190	4,653

		38,784
Construction Materials — 0.1%
Headwaters, Inc. (a)	397	3,835
Consumer Finance — 0.6%
Nelnet, Inc., Class A	758	34,110
Springleaf Holdings, Inc. (a)	183	3,858

		37,968
Distributors — 0.0%
Core-Mark Holding Co., Inc.	8	591
VOXX International Corp. (a)	111	1,980

		2,571
Diversified Consumer Services — 0.9%
Apollo Group, Inc., Class A (a)	682	17,930
Capella Education Co. (a)	220	14,458
Career Education Corp. (a)	363	1,833
Collectors Universe, Inc.	712	11,812
LifeLock, Inc. (a)	59	1,016
National American University Holdings, Inc.	385	1,413
Outerwall, Inc. (a)	15	1,026
Steiner Leisure Ltd.	45	2,662
Stewart Enterprises, Inc., Class A	270	3,578

		55,728
Diversified Financial Services — 0.1%
PHH Corp. (a)	146	3,510
PICO Holdings, Inc. (a)	48	1,163

		4,673
Diversified Telecommunication Services — 0.9%
Cbeyond, Inc. (a)	400	2,220
IDT Corp., Class B	428	9,506
Inteliquent, Inc.	1,617	18,741
magicJack VocalTec Ltd. (b)	1,291	14,808
Premiere Global Services, Inc. (a)	86	802
Straight Path Communications, Inc., Class B (a)	136	1,074
Vonage Holdings Corp. (a)	1,807	5,981

		53,132
Electric Utilities — 0.3%
IDACORP, Inc.	36	1,860

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electric Utilities (concluded)
Portland General Electric Co.	601	$17,916

		19,776
Electrical Equipment — 1.9%
EnerSys, Inc.	719	51,301
Generac Holdings, Inc.	651	34,672
II-VI, Inc. (a)	596	9,745
Lihua International, Inc. (a)	3,311	18,939
LSI Industries, Inc.	209	1,816

		116,473
Electronic Equipment, Instruments & Components — 3.4%
Aeroflex Holding Corp. (a)	980	6,615
AVX Corp.	788	10,811
Benchmark Electronics, Inc. (a)	2,172	49,913
Checkpoint Systems, Inc. (a)	282	4,072
Electro Scientific Industries, Inc.	286	2,943
Fabrinet	599	11,860
FARO Technologies, Inc. (a)	59	3,218
Newport Corp. (a)	788	13,514
PC Connection, Inc. (a)	205	4,455
RealD, Inc. (a)	691	6,191
Sanmina Corp. (a)	280	4,334
ScanSource, Inc. (a)	90	3,779
Tech Data Corp. (a)	995	51,581
TTM Technologies, Inc. (a)	134	1,300
Vishay Intertechnology, Inc. (a)	2,923	37,794

		212,380
Energy Equipment & Services — 1.4%
Bristow Group, Inc.	235	18,847
Carbo Ceramics, Inc.	52	6,398
Dawson Geophysical Co. (a)	447	14,447
Exterran Holdings, Inc. (a)	149	4,845
Hornbeck Offshore Services, Inc. (a)	75	3,797
ION Geophysical Corp. (a)	924	3,567
Matrix Service Co. (a)	82	1,820
Parker Drilling Co. (a)	2,121	16,820
PHI, Inc. (a)	35	1,486
RigNet, Inc. (a)	33	1,402
SEACOR Holdings, Inc.	19	1,768
Tesco Corp. (a)	58	1,037
USA Compression Partners LP	507	12,427

		88,661
Food & Staples Retailing — 1.2%
Harris Teeter Supermarkets, Inc.	182	8,987
Ingles Markets, Inc., Class A	88	2,312
The Pantry, Inc. (a)	1,340	19,283
Rite Aid Corp. (a)	5,908	34,975
Roundy’s, Inc.	1,060	9,233

		74,790
Food Products — 1.9%
Chiquita Brands International, Inc. (a)	1,142	12,071
Dean Foods Co. (a)	1,243	22,349
Fresh Del Monte Produce, Inc.	563	15,770
The Hain Celestial Group, Inc. (a)	8	662
John B. Sanfilippo & Son, Inc.	196	4,996
Omega Protein Corp. (a)	1,918	25,989
Pilgrim’s Pride Corp. (a)	497	8,141
Post Holdings, Inc. (a)	179	9,066

Common Stocks	Shares	Value
Food Products (concluded)
Seaboard Corp.	5	$14,125
WhiteWave Foods Co., Class A (a)	270	5,743

		118,912
Gas Utilities — 0.7%
New Jersey Resources Corp.	226	10,326
Northwest Natural Gas Co.	100	4,253
Southwest Gas Corp.	589	31,252

		45,831
Health Care Equipment & Supplies — 4.4%
Alere, Inc. (a)	754	24,671
Align Technology, Inc. (a)	905	49,449
AngioDynamics, Inc. (a)	141	2,178
Cutera, Inc. (a)	1,191	11,255
Cyberonics, Inc. (a)	418	28,725
ICU Medical, Inc. (a)	214	14,057
Invacare Corp.	160	3,584
LDR Holding Corp. (a)	175	3,854
Medical Action Industries, Inc. (a)	1,344	11,558
Meridian Bioscience, Inc.	44	1,082
Natus Medical, Inc. (a)	161	3,708
Orthofix International NV	610	13,194
RTI Biologics, Inc. (a)	4,145	12,767
SurModics, Inc. (a)	1,039	25,061
Symmetry Medical, Inc. (a)	1,184	11,615
Thoratec Corp. (a)	1,498	58,976

		275,734
Health Care Providers & Services — 2.8%
Alliance HealthCare Services, Inc. (a)	144	4,159
AMN Healthcare Services, Inc. (a)	489	6,787
Corvel Corp. (a)	321	14,859
Cross Country Healthcare, Inc. (a)	1,688	12,896
Five Star Quality Care, Inc. (a)	204	1,006
Hanger, Inc. (a)	74	2,874
HealthSouth Corp.	36	1,288
Magellan Health Services, Inc. (a)	50	3,060
National Research Corp., Class B	30	1,026
PharMerica Corp. (a)	940	21,225
The Providence Service Corp. (a)	474	12,997
Team Health Holdings, Inc. (a)	174	8,131
Triple-S Management Corp., Class B (a)	157	3,181
VCA Antech, Inc. (a)	2,059	61,667
WellCare Health Plans, Inc. (a)	291	21,621

		176,777
Health Care Technology — 0.4%
MedAssets, Inc. (a)	192	4,136
Omnicell, Inc. (a)	794	19,255

		23,391
Hotels, Restaurants & Leisure — 2.6%
AFC Enterprises, Inc. (a)	111	4,838
Bally Technologies, Inc. (a)	372	27,740
Bob Evans Farms, Inc.	27	1,501
Bravo Brio Restaurant Group, Inc. (a)	18	287
Century Casinos, Inc. (a)	217	1,157
Diamond Resorts International, Inc. (a)	81	1,447
Domino’s Pizza, Inc.	609	42,100
Einstein Noah Restaurant Group, Inc.	842	13,464
Jack in the Box, Inc. (a)	936	44,320

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	11

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
The Marcus Corp.	360	$5,252
Marriott Vacations Worldwide Corp. (a)	20	1,045
Multimedia Games Holding Co., Inc. (a)	97	2,813
Red Lion Hotels Corp. (a)	252	1,386
Ruth’s Hospitality Group, Inc.	472	6,787
Speedway Motorsports, Inc.	324	6,522
Town Sports International Holdings, Inc.	298	4,098

		164,757
Household Durables — 0.5%
The Ryland Group, Inc.	323	12,765
TRI Pointe Homes, Inc. (a)	516	10,243
Zagg, Inc. (a)	1,827	7,746

		30,754
Household Products — 0.5%
Central Garden and Pet Co. (a)	1,060	8,236
Central Garden and Pet Co., Class A (a)	190	1,486
Harbinger Group, Inc. (a)	1,744	20,928

		30,650
Insurance — 1.9%
CNO Financial Group, Inc.	3,287	55,616
Crawford & Co., Class B	309	3,195
eHealth, Inc. (a)	127	5,754
First American Financial Corp.	187	4,948
Fortegra Financial Corp. (a)	716	5,241
Hallmark Financial Services, Inc. (a)	307	2,917
HCI Group, Inc.	21	1,046
Horace Mann Educators Corp.	567	17,418
National Western Life Insurance Co., Class A	47	10,054
Third Point Reinsurance Ltd.	102	1,699
Universal Insurance Holdings, Inc.	973	12,065

		119,953
Internet & Catalog Retail — 0.6%
Blue Nile, Inc. (a)	58	2,671
Orbitz Worldwide, Inc. (a)	919	6,359
PetMed Express, Inc.	1,719	27,126
RetailMeNot, Inc. (a)	52	1,491
zulily, Inc., Class A (a)	45	1,575

		39,222
Internet Software & Services — 2.5%
AOL, Inc. (a)	54	2,407
Bankrate, Inc. (a)	269	5,041
Benefitfocus, Inc. (a)	144	6,957
Blucora, Inc. (a)	269	7,823
Cvent, Inc. (a)	163	5,309
Demand Media, Inc. (a)	1,462	8,056
EarthLink, Inc.	3,247	17,696
Global Eagle Entertainment, Inc. (a)	466	7,153
Gogo, Inc. (a)	219	5,841
j2 Global, Inc.	118	5,660
Limelight Networks, Inc. (a)	2,310	4,735
Marchex, Inc., Class B	752	7,054
Monster Worldwide, Inc. (a)	2,916	16,417
QuinStreet, Inc. (a)	1,176	10,290
Responsys, Inc. (a)	212	3,585
Sohu.com, Inc. (a)	79	5,324
Spark Networks, Inc. (a)	125	700
Synacor, Inc. (a)	375	1,050

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Travelzoo, Inc. (a)	899	$19,311
Tremor Video, Inc. (a)	471	2,190
United Online, Inc. (a)	172	2,723
ValueClick, Inc. (a)	224	4,794
Web.com Group, Inc. (a)	261	7,452

		157,568
IT Services — 2.1%
Cardtronics, Inc. (a)	258	10,988
CIBER, Inc. (a)	351	1,390
Euronet Worldwide, Inc. (a)	39	1,890
Global Cash Access Holdings, Inc. (a)	4,595	44,801
PRGX Global, Inc. (a)	110	724
Science Applications International Corp.	388	14,298
Syntel, Inc.	550	48,603
VeriFone Systems, Inc. (a)	441	11,294

		133,988
Leisure Equipment & Products — 0.1%
Brunswick Corp.	22	1,005
Johnson Outdoors, Inc., Class A	82	2,348

		3,353
Life Sciences Tools & Services — 0.1%
Harvard Bioscience, Inc. (a)	1,524	6,949
Machinery — 2.7%
Ampco-Pittsburgh Corp.	354	6,492
Briggs & Stratton Corp.	215	4,347
CIRCOR International, Inc.	37	2,935
ESCO Technologies, Inc.	112	3,815
Federal Signal Corp. (a)	2,096	32,760
Global Brass & Copper Holdings, Inc.	895	14,767
Greenbrier Cos., Inc. (a)	321	10,031
Hyster-Yale Materials Handling, Inc.	113	9,420
John Bean Technologies Corp.	1,954	57,760
Kadant, Inc.	27	1,118
L.B. Foster Co., Class A	45	2,109
Lindsay Corp.	123	9,396
Lydall, Inc. (a)	385	6,865
The Middleby Corp. (a)	6	1,325
NN, Inc.	149	2,973
Rexnord Corp. (a)	78	1,896
Trimas Corp. (a)	56	2,048
Xerium Technologies, Inc. (a)	116	1,530

		171,587
Marine — 0.4%
Matson, Inc.	861	21,551
Media — 2.3%
Crown Media Holdings, Inc., Class A (a)	1,069	3,581
CTC Media, Inc.	4,100	51,865
Entravision Communications Corp., Class A	185	1,223
Harte-Hanks, Inc.	4,311	34,316
LIN Media LLC, Class A (a)	44	1,150
Live Nation Entertainment, Inc. (a)	1,075	19,748
Salem Communications Corp., Class A	352	3,164
Starz, Class A (a)	1,034	29,242

		144,289
Metals & Mining — 0.7%
Commercial Metals Co.	558	10,836

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Gold Reserve, Inc. (a)	2,118	$7,011
Great Northern Iron Ore Properties	59	4,347
SunCoke Energy, Inc. (a)	183	4,149
United States Steel Corp.	64	1,716
US Silica Holdings, Inc.	172	5,936
Worthington Industries, Inc.	284	11,908

		45,903
Multiline Retail — 0.0%
Big Lots, Inc. (a)	8	307
Multi-Utilities — 1.1%
Avista Corp.	2,237	60,958
Black Hills Corp.	153	7,691

		68,649
Office Electronics — 0.2%
Zebra Technologies Corp., Class A (a)	203	10,524
Oil, Gas & Consumable Fuels — 3.7%
Alon USA Energy, Inc.	104	1,435
Apco Oil and Gas International, Inc.	109	1,715
Berry Petroleum Co., Class A	196	9,863
Bonanza Creek Energy, Inc. (a)	141	6,468
Callon Petroleum Co. (a)	235	1,563
Diamondback Energy, Inc. (a)	248	12,336
Evolution Petroleum Corp.	296	3,659
Gastar Exploration, Inc. (a)	435	2,562
Goodrich Petroleum Corp. (a)	92	1,770
Green Plains Renewable Energy, Inc.	746	12,891
Kodiak Oil & Gas Corp. (a)	959	10,875
L&L Energy, Inc. (a)	300	504
LinnCo LLC	146	4,552
Matador Resources Co. (a)	429	9,348
Midstates Petroleum Co., Inc. (a)	718	4,315
Northern Oil and Gas, Inc. (a)	536	8,549
Oasis Petroleum, Inc. (a)	584	26,940
Penn Virginia Corp. (a)	655	7,028
Renewable Energy Group, Inc. (a)	380	4,321
REX American Resources Corp. (a)	559	18,302
SandRidge Energy, Inc. (a)(b)	388	2,169
SemGroup Corp., Class A	16	982
Stone Energy Corp. (a)	658	21,767
Swift Energy Co. (a)	197	2,622
Vaalco Energy, Inc. (a)	2,282	13,806
Warren Resources, Inc. (a)	6,791	22,071
Western Refining, Inc.	464	18,128

		230,541
Paper & Forest Products — 1.3%
Domtar Corp.	200	17,102
KapStone Paper and Packaging Corp. (a)	965	51,415
PH Glatfelter Co.	379	10,608
Resolute Forest Products, Inc. (a)	174	2,819

		81,944
Personal Products — 0.3%
Medifast, Inc. (a)	77	2,086
USANA Health Sciences, Inc. (a)	256	18,716

		20,802

Common Stocks	Shares	Value
Pharmaceuticals — 1.4%
Aratana Therapeutics, Inc. (a)	100	$1,980
AVANIR Pharmaceuticals, Inc., Class A (a)	293	1,301
Cumberland Pharmaceuticals, Inc. (a)	1,851	9,218
Impax Laboratories, Inc. (a)	303	7,284
Lannett Co., Inc. (a)	680	20,087
The Medicines Co. (a)	161	5,894
Pain Therapeutics, Inc.	857	3,925
Pozen, Inc. (a)	614	4,851
Questcor Pharmaceuticals, Inc.	197	11,428
Sagent Pharmaceuticals, Inc. (a)	163	3,702
Santarus, Inc. (a)	206	6,629
Sciclone Pharmaceuticals, Inc. (a)	2,424	11,829
ViroPharma, Inc. (a)	6	297

		88,425
Professional Services — 1.8%
CRA International, Inc. (a)	305	5,633
The Dolan Co. (a)	1,925	1,347
ICF International, Inc. (a)	51	1,845
Kforce, Inc.	990	19,978
Korn/Ferry International (a)	1,713	39,673
On Assignment, Inc. (a)	57	1,940
Resources Connection, Inc.	1,348	19,169
RPX Corp. (a)	1,415	23,376
WageWorks, Inc. (a)	25	1,433

		114,394
Real Estate Investment Trusts (REITs) — 6.5%
American Assets Trust, Inc.	360	11,228
Apollo Residential Mortgage, Inc.	298	4,506
Arbor Realty Trust, Inc.	750	4,973
Ashford Hospitality Prime, Inc. (a)	122	2,496
Ashford Hospitality Trust, Inc.	613	5,033
Aviv REIT, Inc.	392	10,074
Capstead Mortgage Corp.	422	5,077
CBL & Associates Properties, Inc.	2,083	37,619
Cedar Realty Trust, Inc.	2,968	17,214
Chatham Lodging Trust	300	6,177
Chesapeake Lodging Trust	53	1,265
CyrusOne, Inc.	434	8,867
DuPont Fabros Technology, Inc.	194	4,553
EPR Properties	979	49,234
Equity Lifestyle Properties, Inc.	891	31,631
Equity One, Inc.	1,105	24,752
FelCor Lodging Trust, Inc. (a)	1,123	8,220
The Geo Group, Inc.	260	8,528
Gramercy Property Trust, Inc. (a)	1,052	5,660
Highwoods Properties, Inc.	160	5,747
Invesco Mortgage Capital, Inc.	135	2,039
Investors Real Estate Trust	864	7,612
MFA Financial, Inc.	4,150	30,253
Monmouth Real Estate Investment Corp., Class A	333	3,203
NorthStar Realty Finance Corp.	371	3,665
One Liberty Properties, Inc.	201	4,143
PS Business Parks, Inc.	686	53,728
RLJ Lodging Trust	264	6,373
Ryman Hospitality Properties, Inc.	648	27,132
Sabra Health Care REIT, Inc.	466	12,433

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	13

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Winthrop Realty Trust	161	$1,861

		405,296
Real Estate Management & Development — 0.6%
Altisource Residential Corp.	739	20,581
Forestar Group, Inc. (a)	806	15,604
Tejon Ranch Co. (a)	55	1,962

		38,147
Road & Rail — 1.1%
AMERCO (a)	6	1,390
Ryder System, Inc.	899	62,786
Swift Transportation Co. (a)	276	6,389

		70,565
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Energy Industries, Inc. (a)	727	17,317
Alpha & Omega Semiconductor Ltd.	137	1,062
Ambarella, Inc.	148	3,670
Amkor Technology, Inc. (a)	7,276	43,656
Axcelis Technologies, Inc. (a)	547	1,220
AXT, Inc. (a)	819	1,933
Cirrus Logic, Inc. (a)	643	12,976
Inphi Corp. (a)	400	5,000
Intermolecular, Inc. (a)	123	701
International Rectifier Corp. (a)	374	8,954
IXYS Corp.	1,084	13,344
Kulicke & Soffa Industries, Inc. (a)	1,361	17,176
Magnachip Semiconductor Corp. (a)	1,466	29,760
Micrel, Inc.	110	1,068
Microsemi Corp. (a)	403	9,845
Pericom Semiconductor Corp. (a)	899	8,576
RF Micro Devices, Inc. (a)	716	3,780
Sigma Designs, Inc. (a)	364	2,042
Spansion, Inc., Class A (a)	658	8,153
STR Holdings, Inc. (a)	997	1,834
Supertex, Inc.	42	1,090
Synaptics, Inc. (a)	988	49,904

		243,061
Software — 4.2%
Advent Software, Inc.	469	16,485
Aspen Technology, Inc. (a)	1,954	77,242
AVG Technologies NV	1,038	17,937
Digimarc Corp.	238	4,458
Ebix, Inc. (b)	114	1,588
Manhattan Associates, Inc. (a)	535	64,339
Progress Software Corp. (a)	1,033	27,209
PTC, Inc. (a)	39	1,269
Rosetta Stone, Inc. (a)	192	2,208
Rovi Corp. (a)	341	6,274
Sapiens International Corp. NV	674	4,758
SeaChange International, Inc. (a)	73	1,083
SolarWinds, Inc. (a)	114	3,812
Telenav, Inc. (a)	2,181	15,354
TiVo, Inc. (a)	378	4,850
Verint Systems, Inc. (a)	335	12,703

		261,569
Specialty Retail — 3.7%
Aaron’s, Inc. (a)	1,474	42,215

Common Stocks	Shares	Value
Specialty Retail (concluded)
ANN, Inc. (a)	485	$17,300
Big 5 Sporting Goods Corp.	538	10,018
Build-A-Bear-Workshop, Inc. (a)	240	2,225
Chico’s FAS, Inc.	596	11,139
The Children’s Place Retail Stores, Inc. (a)	150	8,250
Express, Inc. (a)	1,160	28,548
Haverty Furniture Cos., Inc.	86	2,451
Kirkland’s, Inc. (a)	552	14,142
Lumber Liquidators Holdings, Inc. (a)	159	16,010
The Men’s Wearhouse, Inc.	193	9,866
Murphy USA, Inc. (a)	795	35,974
Pacific Sunwear of California, Inc. (a)	629	1,830
Rent-A-Center, Inc.	221	7,527
Sears Hometown and Outlet Stores, Inc. (a)	523	16,726
The Wet Seal, Inc., Class A (a)	2,595	8,641

		232,862
Textiles, Apparel & Luxury Goods — 1.7%
Cherokee, Inc.	570	8,162
Crocs, Inc. (a)	1,292	17,830
Culp, Inc.	227	4,592
Deckers Outdoor Corp. (a)	126	10,413
Delta Apparel, Inc. (a)	337	5,628
Iconix Brand Group, Inc. (a)	321	12,737
The Jones Group, Inc.	604	8,480
Movado Group, Inc.	466	21,212
Perry Ellis International, Inc.	349	5,420
Unifi, Inc. (a)	350	9,709
Vince Holding Corp. (a)	68	1,990

		106,173
Thrifts & Mortgage Finance — 2.6%
Banc of California, Inc.	306	3,923
Essent Group Ltd.	140	3,044
EverBank Financial Corp.	3,067	52,354
Heritage Financial Group, Inc.	520	9,188
HomeStreet, Inc.	1,788	37,834
Meta Financial Group, Inc.	135	5,238
MGIC Investment Corp. (a)	498	4,039
Provident Financial Holdings, Inc.	1,394	20,520
Radian Group, Inc.	251	3,579
Walker & Dunlop, Inc. (a)	1,414	22,935

		162,654
Trading Companies & Distributors — 0.5%
Aircastle Ltd.	505	9,454
Lawson Products, Inc. (a)	140	1,788
MRC Global, Inc. (a)	335	10,248
Willis Lease Finance Corp. (a)	394	7,187

		28,677
Water Utilities — 0.2%
American States Water Co.	504	14,707
Wireless Telecommunication Services — 0.4%
Leap Wireless International, Inc. (a)	198	3,289
RingCentral, Inc., Class A (a)	99	1,571

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services (concluded)
Telephone & Data Systems, Inc.	643	$17,882

		22,742
Total Common Stocks — 97.2%		6,077,223

Warrants (c)
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/07/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price $40)	8	46
Total Warrants — 0.0%		46
Total Long-Term Investments (Cost — $5,370,765) — 97.2%		6,077,269

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	110,760	$110,760
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$42	42,139
Total Short-Term Securities (Cost — $152,899) — 2.4%		152,899
Total Investments (Cost — $5,523,664) — 99.6%		6,230,168
Other Assets Less Liabilities — 0.4%		25,736

Net Assets — 100.0%		$6,255,904

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the period ended November 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Net Activity	Shares/Beneficial Interest Held at November 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	103,573	7,187	110,760	$24
BlackRock Liquidity Series, LLC, Money Market Series	—	$42,139	$42,139	$209

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of November 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
1	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2013	$114,170	$6,977

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	15

Schedule of Investments (concluded)	BlackRock Disciplined Small Cap Core Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$6,077,148	—	$121	$6,077,269
Short-Term Securities	110,760	$42,139	—	152,899
Total	$6,187,908	$42,139	$121	$6,230,168

[1] See above Schedule of Investments for values in each industry excluding Level 3, Biotechnology, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$6,977	—	—	$6,977
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of November 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$20,830	—	—	$20,830
Cash pledged for other derivative contracts	5,000	—	—	5,000
Liabilities:
Collateral on securities loaned at value	—	$(42,139)	—	(42,139)
Total	$25,830	$(42,139)	—	$(16,309)

There were no transfers between levels during the period ended November 30, 2013.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Statements of Assets and Liabilities

November 30, 2013 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Assets
Investments at value — unaffiliated (including securities loaned at value of $40,261) (cost — $5,370,765)	$6,077,269	—
Investments at value — affiliated (cost — $152,899)	152,899	—
Investments at value — Master Portfolio (cost — $211,927,779)	—	$251,101,736
Cash	20,830	—
Cash pledged for other derivative contracts	5,000	—
Withdrawals receivable from the Master Portfolio	—	279,472
Variation margin receivable on other derivative contracts	120	—
Securities lending income receivable — affiliated	69
Investments sold receivable	38,862	—
Capital shares sold receivable	—	471,535
Deferred offering costs	41,616	—
Receivable from Manager	20,428	—
Dividends receivable	6,791	—
Prepaid expenses	8,548	51,336

Total assets	6,372,432	251,904,079

Liabilities
Collateral on securities loaned at value	42,139	—
Investments purchased payable	42,476	—
Capital shares redeemed payable	—	751,007
Professional fees payable	23,452	30,350
Officer’s and Trustees’ fees payable	1,193	65
Service and distribution fees payable	68	71,210
Administration fees payable	8	40,109
Other affiliates payable	—	3,965
Other accrued expenses payable	7,192	119,714

Total liabilities	116,528	1,016,420

Net Assets	$6,255,904	$250,887,659

Net Assets Consist of
Paid-in capital	$5,156,829	$184,609,073
Undistributed net investment income (loss)	44,759	(369,627)
Accumulated net realized gain	340,835	—
Accumulated net realized gain allocated from the Master Portfolio	—	27,474,256
Net unrealized appreciation/depreciation	713,481	—
Net unrealized appreciation/depreciation allocated from the Master Portfolio	—	39,173,957

Net Assets	$6,255,904	$250,887,659

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	17

Statements of Assets and Liabilities (concluded)

November 30, 2013 (Unaudited)	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II

Net Asset Value
Institutional
Net assets	$6,084,767		$79,318,209

Shares outstanding	501,005	[1]	4,913,418	[2]

Net asset value	$12.15		$16.14

Investor A
Net assets	$113,748		$87,171,841

Shares outstanding	9,384	[1]	5,644,896	[2]

Net asset value	$12.12		$15.44

Investor B
Net assets	—		$1,928,210

Shares outstanding	—		145,774	[2]

Net asset value	—		$13.23

Investor C
Net assets	$57,389		$48,387,893

Shares outstanding	4,760	[1]	3,668,286	[2]

Net asset value	$12.06		$13.19

Class R
Net assets	—		$34,081,506

Shares outstanding	—		2,360,430	[2]

Net asset value	—		$14.44

[1]	Unlimited number of shares authorized, $0.001 par value.
[2]	100 million shares authorized, $0.0001 par value.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Statements of Operations

Six Months Ended November 30, 2013 (Unaudited)	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Investment Income
Dividends — unaffiliated	$52,583	—
Securities lending — affiliated — net	209	—
Dividends — affiliated	24	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	—	$1,299,082
Securities lending — affiliated — net	—	136,484
Dividends — affiliated	—	1,085
Expenses	—	(898,619)
Fees waived	—	184,446

Total income	52,816	722,478

Expenses
Offering	72,361	—
Professional	18,741	35,057
Custodian	14,843	—
Investment advisory	12,734	—
Registration	3,248	33,180
Officer and Trustees	2,127	51
Administration	2,122	228,070
Printing	1,542	23,196
Administration — class specific	706	—
Service and distribution — class specific	325	412,634
Transfer agent — class specific	238	360,998
Miscellaneous	6,488	6,315

Total expenses	135,475	1,099,501
Less fees waived and/or reimbursed by Manager	(112,044)	—
Less administration fees waived	(2,122)	—
Less administration fees waived — class specific	(668)	—
Less transfer agent fees reimbursed — class specific	(172)	—

Total expenses after fees waived and/or reimbursed	20,469	1,099,501

Net investment income (loss)	32,347	(377,023)

Realized and Unrealized Gain
Net realized gain from:
Investments	284,239	—
Financial futures contracts	7,348	—
Investments and financial futures contracts allocated from the Master Portfolio	—	29,052,380

	291,587	29,052,380

Net change in unrealized appreciation/depreciation on:
Investments	577,399	—
Financial futures contracts	8,149	—
Investments and financial futures contracts allocated from the Master Portfolio	—	17,456,274

	585,548	17,456,274

Total realized and unrealized gain	877,135	46,508,654

Net Increase in Net Assets Resulting from Operations	$909,482	$46,131,631

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	19

Statements of Changes in Net Assets

	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2013 (Unaudited)	Period March 14, 2013[1] to May 31, 2013	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31, 2013

Operations
Net investment income (loss)	$32,347	$9,909	$(377,023)	$(1,086,377)
Net realized gain	291,587	49,248	29,052,380	44,216,706
Net change in unrealized appreciation/depreciation	585,548	127,933	17,456,274	14,359,572

Net increase in net assets resulting from operations	909,482	187,090	46,131,631	57,489,901

Distributions to Shareholders From
Net realized gain:
Institutional	—	—	(9,208,667)	(7,407,847)[2]
Investor A	—	—	(10,355,199)	(9,704,026)[2]
Investor B	—	—	(322,716)	(570,485)[2]
Investor C	—	—	(6,888,685)	(5,761,986)[2]
Class R	—	—	(4,494,017)	(4,912,014)[2]

Decrease in net assets resulting from distributions to shareholders	—	—	(31,269,284)	(28,356,358)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	124,332	5,035,000	20,110,507	(29,711,591)

Net Assets
Total increase (decrease) in net assets	1,033,814	5,222,090	34,972,854	(578,048)
Beginning of period	5,222,090	—	215,914,805	216,492,853

End of period	$6,255,904	$5,222,090	$250,887,659	$215,914,805

Undistributed net investment income (loss), end of period	$44,759	$12,412	$(369,627)	$7,396

[1]	Commencement of operations.
[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Financial Highlights	BlackRock Disciplined Small Cap Core Fund

	Institutional		Investor A		Investor C
	Six Months Ended November 30, 2013 (Unaudited)	Period March 14, 2013[1] to May 31, 2013	Six Months Ended November 30, 2013 (Unaudited)	Period March 14, 2013[1] to May 31, 2013	Six Months Ended November 30, 2013 (Unaudited)	Period March 14, 2013[1] to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.37	$10.00	$10.37	$10.00	$10.35	$10.00

Net investment income (loss)[2]	0.06	0.02	0.04	0.01	0.01	(0.00)[3]
Net realized and unrealized gain	1.72	0.35	1.71	0.36	1.70	0.35

Net increase from investment operations	1.78	0.37	1.75	0.37	1.71	0.35

Net asset value, end of period	$12.15	$10.37	$12.12	$10.37	$12.06	$10.35

Total Investment Return[4,5]
Based on net asset value	17.17%	3.70%	16.88%	3.70%	16.52%	3.50%

Ratios to Average Net Assets[6]
Total expenses	4.77%	7.68%[7]	5.15%	8.16%[7]	6.02%	8.91%[7]

Total expenses after fees waived and/or reimbursed	0.71%[8]	0.70%	0.96%[9]	0.95%	1.71%[10]	1.70%

Net investment income (loss)	1.16%	0.93%	0.80%	0.67%	0.09%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$6,085	$5,181	$114	$21	$57	$21

Portfolio turnover	70%	67%	70%	67%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 8.75%, 9.23% and 9.98%, respectively.

[8]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

[9]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.95%.

[10]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	21

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.20	$13.22	$15.67	$11.64	$9.27	$14.20

Net investment income (loss)[1]	0.01	(0.01)	(0.12)	(0.13)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	3.05	3.72	(2.03)	4.16 [2]	2.48 [2]	(4.86)[2]

Net increase (decrease) from investment operations	3.06	3.71	(2.15)	4.03	2.37	(4.93)

Distributions from net realized gain	(2.12)	(1.73)[3]	(0.30)[3]	—	—	—

Net asset value, end of period	$16.14	$15.20	$13.22	$15.67	$11.64	$9.27

Total Investment Return[4]
Based on net asset value	22.39%[5]	30.95%	(13.97)%	34.62%[6]	25.57%[7]	(34.72)%[6]

Ratios to Average Net Assets[8]
Total expenses	1.11%[9]	1.26%[10]	1.29%[11]	1.24%[11]	1.31%	1.35%

Net investment income (loss)	0.14%[9]	(0.04)%	(0.84)%	(0.99)%	(1.03)%	(0.69)%

Supplemental Data
Net assets, end of period (000)	$79,318	$65,186	$58,673	$155,169	$106,530	$89,346

Portfolio turnover of the Master Portfolio	79%	165%	143%	127%	114%	75%

	Investor A
	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.63	$12.81	$15.22	$11.34	$9.06	$13.90

Net investment loss[1]	(0.02)	(0.05)	(0.14)	(0.16)	(0.14)	(0.09)
Net realized and unrealized gain (loss)	2.92	3.57	(1.97)	4.04 [2]	2.42 [2]	(4.75)[2]

Net increase (decrease) from investment operations	2.90	3.52	(2.11)	3.88	2.28	(4.84)

Distributions from net realized gain	(2.09)	(1.70)[3]	(0.30)[3]	—	—	—

Net asset value, end of period	$15.44	$14.63	$12.81	$15.22	$11.34	$9.06

Total Investment Return[4]
Based on net asset value	22.12%[5]	30.45%	(14.12)%	34.22%[6]	25.17%[7]	(34.82)%[6]

Ratios to Average Net Assets[8]
Total expenses	1.54%[9]	1.62%[12]	1.57%[11]	1.53%[11]	1.57%	1.59%

Net investment loss	(0.28)%[9]	(0.34)%	(1.11)%	(1.28)%	(1.29)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$87,172	$73,799	$75,467	$219,005	$184,897	$161,557

Portfolio turnover of the Master Portfolio	79%	165%	143%	127%	114%	75%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor B
	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.79	$11.43	$13.77	$10.38	$8.39	$13.06

Net investment loss[1]	(0.08)	(0.17)	(0.27)	(0.28)	(0.25)	(0.21)
Net realized and unrealized gain (loss)	2.53	3.14	(1.77)	3.67 [2]	2.24 [2]	(4.46)[2]

Net increase (decrease) from investment operations	2.45	2.97	(2.04)	3.39	1.99	(4.67)

Distributions from net realized gain	(2.01)	(1.61)[3]	(0.30)[3]	—	—	—

Net asset value, end of period	$13.23	$12.79	$11.43	$13.77	$10.38	$8.39

Total Investment Return[4]
Based on net asset value	21.54%[5]	28.99%	(15.12)%	32.66%[6]	23.72%[7]	(35.76)%[6]

Ratios to Average Net Assets[8]
Total expenses	2.61%[9,10]	2.79%[10]	2.72%[11]	2.71%[11]	2.78%	2.88%

Net investment loss	(1.27)%[9]	(1.50)%	(2.30)%	(2.46)%	(2.50)%	(2.22)%

Supplemental Data
Net assets, end of period (000)	$1,928	$2,350	$4,587	$8,363	$10,713	$12,197

Portfolio turnover of the Master Portfolio	79%	165%	143%	127%	114%	75%

	Investor C
	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.79	$11.44	$13.76	$10.35	$8.35	$12.96

Net investment loss[1]	(0.05)	(0.15)	(0.25)	(0.26)	(0.23)	(0.18)
Net realized and unrealized gain (loss)	2.50	3.15	(1.77)	3.67 [2]	2.23 [2]	(4.43)[2]

Net increase (decrease) from investment operations	2.45	3.00	(2.02)	3.41	2.00	(4.61)

Distributions from net realized gain	(2.05)	(1.65)[3]	(0.30)[3]	—	—	—

Net asset value, end of period	$13.19	$12.79	$11.44	$13.76	$10.35	$8.35

Total Investment Return[4]
Based on net asset value	21.65%[5]	29.31%	(14.98)%	32.95%[6]	23.95%[7]	(35.57)%[6]

Ratios to Average Net Assets[8]
Total expenses	2.31%[9]	2.52%[12]	2.52%[11]	2.48%[11]	2.59%	2.66%

Net investment loss	(1.05)%[9]	(1.29)%	(2.10)%	(2.24)%	(2.32)%	(2.01)%

Supplemental Data
Net assets, end of period (000)	$48,388	$43,649	$40,529	$62,040	$60,833	$53,668

Portfolio turnover of the Master Portfolio	79%	165%	143%	127%	114%	75%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	23

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.80	$12.19	$14.55	$10.88	$8.72	$13.46

Net investment loss[1]	(0.03)	(0.08)	(0.19)	(0.20)	(0.17)	(0.14)
Net realized and unrealized gain (loss)	2.75	3.38	(1.87)	3.87 [2]	2.33 [2]	(4.60)[2]

Net increase (decrease) from investment operations	2.72	3.30	(2.06)	3.67	2.16	(4.74)

Distributions from net realized gain	(2.08)	(1.69)[3]	(0.30)[3]	—	—	—

Net asset value, end of period	$14.44	$13.80	$12.19	$14.55	$10.88	$8.72

Total Investment Return[4]
Based on net asset value	22.07%[5]	30.05%	(14.43)%	33.73%[6]	24.77%[7]	(35.22)%[6]

Ratios to Average Net Assets[8]
Total expenses	1.70%[9]	1.89%[10]	1.91%[11]	1.90%[11]	1.96%	2.12%

Net investment loss	(0.43)%[9]	(0.60)%	(1.49)%	(1.65)%	(1.69)%	(1.49)%

Supplemental Data
Net assets, end of period (000)	$34,082	$30,932	$37,237	$59,251	$52,704	$39,445

Portfolio turnover of the Master Portfolio.	79%	165%	143%	127%	114%	75%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a series of BlackRock FundsSM (the “Trust”), and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively, the “Funds” or individually, a “Fund”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”) of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by Small Cap Growth Fund II at November 30, 2013 was 100%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

Each Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Disciplined Small Cap Core Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for Disciplined Small Cap Core Fund for all financial instruments.

Small Cap Growth Fund II’s policy is to fair value its financial instruments at market value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Disciplined Small Cap Core Fund’s equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Disciplined Small Cap Core Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Disciplined Small Cap Core Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”) for Disciplined Small Cap Core Fund. When

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	25

Notes to Financial Statements (continued)

determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that Disciplined Small Cap Core Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of Disciplined Small Cap Core Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For Disciplined Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. Small Cap Growth Fund II records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Small Cap Growth Fund II’s US federal tax returns remains open for each of the four years ended May 31, 2013. The statute of limitations on Disciplined Small Cap Core Fund’s US federal, state and local tax returns remain open for the period ended May 31, 2013. The statutes of limitations on Small Cap Growth Fund II’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Disciplined Small Cap Core Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (continued)

3. Securities and Other Investments:

Securities Lending: Disciplined Small Cap Core Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by Disciplined Small Cap Core Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of Disciplined Small Cap Core Fund and any additional required collateral is delivered to Disciplined Small Cap Core Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, Disciplined Small Cap Core Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Disciplined Small Cap Core Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Disciplined Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Disciplined Small Cap Core Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Disciplined Small Cap Core Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of November 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$13,764	$(13,764)	—
JP Morgan Securities LLC	26,497	(26,497)	—

Total	$40,261	$(40,261)	—

[1]

Collateral with a value of $42,139 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. Disciplined Small Cap Core Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended November 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

Disciplined Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Disciplined Small Cap Core Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Disciplined Small Cap Core Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Disciplined Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Disciplined Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for other derivative contracts. Pursuant to the contract, Disciplined Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Disciplined Small Cap Core Fund as

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	27

Notes to Financial Statements (continued)

unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Disciplined Small Cap Core Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

The following is a summary of Disciplined Small Cap Core Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of November 30, 2013
Derivative Assets
	Statements of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation/depreciation	[1]	$6,977

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended November 30, 2013
Net Realized Gain From
Equity contracts:
Financial futures contracts	$7,348

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$8,149

For the six months ended November 30, 2013, the average quarterly balances of outstanding derivative financial instruments for Disciplined Small Cap Core were as follows:

Financial futures contracts:
Average number of contracts purchased	1
Average notional value of contracts purchased	$107,590

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Disciplined Small Cap Core Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by Disciplined Small Cap Core Fund.

With exchange traded futures, there is less counterparty credit risk to Disciplined Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instrument, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearing-house.

While offset rights may exist under applicable law, Disciplined Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Disciplined Small Cap Core Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Investment Advisory Agreement with the Manager, Disciplined Small Cap Core Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of Disciplined Small Cap Core Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of Disciplined Small Cap Core Fund. For such services, Disciplined Small Cap Core Fund pays the Manager a monthly fee based on a percentage of Disciplined Small Cap Core Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42%
$3 Billion - $5 Billion	0.41%
$5 Billion - $10 Billion	0.39%
Greater than $10 Billion	0.38%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Disciplined Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Disciplined Small Cap Core Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the six months ended November 30, 2013, the amount waived was $42.

For Disciplined Small Cap Core Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Disciplined Small Cap Core Fund to the Manager.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (continued)

Each Fund entered into a Distribution Agreement and a Distribution and Service Plan or Distribution Plans (referred to herein as the “Distribution Plan”) with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended November 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor B	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$111	—	$214	—	$325
Small Cap Growth Fund II	$97,736	$10,135	$224,785	$79,978	$412,634

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager/Administrator maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2013, Small Cap Growth Fund II reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$324	$730	$68	$528	$718	$2,368

For the six months ended November 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$151	$47	—	$40	—	$238
Small Cap Growth Fund II	$71,244	$147,503	$7,108	$89,636	$45,507	$360,998

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of Small Cap Growth Fund II’s net assets. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for Disciplined Small Cap Core Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of Disciplined Small Cap Core Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of Disciplined Small Cap Core Fund’s share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	29

Notes to Financial Statements (continued)

For the six months ended November 30, 2013, the following table shows the class specific administration fees borne directly by each class of Disciplined Small Cap Core Fund:

Institutional	Investor A	Investor C	Total
$691	$10	$5	$706

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for Disciplined Small Cap Core Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

With respect to Disciplined Small Cap Core Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Disciplined Small Cap Core Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.70% for Institutional; 0.95% for Investor A and 1.70% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived and/or reimbursed by Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2013, the amount included in fees waived and/or reimbursed by Manager was $112,002 for Disciplined Small Cap Core Fund. Class specific expense waivers and reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$653	$10	$5	$668
Transfer Agent Fees Reimbursed	$90	$43	$39	$172

If during Disciplined Small Cap Core Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) Disciplined Small Cap Core Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as Disciplined Small Cap Core Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On November 30, 2013, Disciplined Small Cap Core Fund’s Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2015	2016
Fund Level	$71,590	$114,124
Institutional	$252	$742
Investor A	$11	$54
Investor C	$11	$44

For the six months ended November 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Disciplined Small Cap Core Fund’s Investor A Shares of $3,872 and Small Cap Growth Fund II’s Investor A Shares of $12.

For the six months ended November 30, 2013, affiliates received CDSCs in the amount of $150, $11 and $1,433 for Small Cap Growth Fund II’s Investor A, Investor B and Investor C Shares, respectively.

Disciplined Small Cap Core Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of Disciplined Small Cap Core Fund, invest cash collateral received by Disciplined Small Cap Core Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. Disciplined Small Cap Core Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by Disciplined Small Cap Core Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended November 30, 2013, BIM received $99 in securities lending agent fees related to securities lending activities for Disciplined Small Cap Core Fund.

Certain officers and/or trustees/directors of the Trust/Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager/Administrator for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended November 30, 2013 were $3,914,370 and $3,814,698, respectively, for Disciplined Small Cap Core Fund.

7. Income Tax Information:

As of November 30, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes for Disciplined Small Cap Core Fund were as follows:

Tax cost	$5,530,701

Gross unrealized appreciation	$846,952
Gross unrealized depreciation	(147,485)

Net unrealized appreciation	$699,467

8. Bank Borrowings:

The Trust, on behalf of Disciplined Small Cap Core Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which Disciplined Small Cap Core Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including Disciplined Small Cap Core Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. Disciplined Small Cap Core Fund did not borrow under the credit agreement during the six months ended November 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, Disciplined Small Cap Core Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by Disciplined Small Cap Core Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by Disciplined Small Cap Core Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, Disciplined Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity with which Disciplined Small Cap Core Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. Disciplined Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Disciplined Small Cap Core Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Disciplined Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by Disciplined Small Cap Core Fund.

As of November 30, 2013, Disciplined Small Cap Core Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Disciplined Small Cap Core Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2013		Period March 14, 2013[1] to May 31, 2013
Disciplined Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,485	$16,203	499,521	$4,995,010
Shares redeemed	—	—	(1)	(10)

Net increase	1,485	$16,203	499,520	$4,995,000

Investor A
Shares sold	8,047	$85,839	2,001	$20,010
Shares redeemed	(663)	(7,710)	(1)	(10)

Net increase	7,384	$78,129	2,000	$20,000

[1]	Commencement of operations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	31

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2013		Period March 14, 2013[1] to May 31, 2013
Disciplined Small Cap Core Fund (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,760	$30,000	2,001	$20,010
Shares redeemed	—	—	(1)	(10)

Net increase	2,760	$30,000	2,000	$20,000

Total Net Increase	11,629	$124,332	503,520	$5,035,000

[1]	Commencement of operations.

			Year Ended May 31, 2013
Small Cap Growth Fund II	Shares	Amount	Shares	Amount
Institutional
Shares sold	600,628	$8,949,659	1,169,129	$16,244,000
Shares issued in reinvestment of distributions	622,754	8,662,512	539,089	6,911,438
Shares redeemed	(597,730)	(8,861,828)	(1,857,378)	(25,535,920)

Net increase (decrease)	625,652	$8,750,343	(149,160)	$(2,380,482)

Investor A
Shares sold and automatic conversion of shares	780,490	$11,078,287	1,536,013	$20,775,563
Shares issued in reinvestment of distributions	736,973	9,823,842	741,051	9,168,799
Shares redeemed	(916,479)	(13,024,822)	(3,125,461)	(42,072,326)

Net increase (decrease)	600,984	$7,877,307	(848,397)	$(12,127,964)

Investor B
Shares sold	14,288	$177,416	66,833	$780,876
Shares issued in reinvestment of distributions	25,586	293,216	48,683	530,289
Shares redeemed and automatic conversion of shares	(77,749)	(959,969)	(333,148)	(3,927,351)

Net decrease	(37,875)	$(489,337)	(217,632)	$(2,616,186)

Investor C
Shares sold	253,025	$3,081,248	403,695	$4,750,362
Shares issued in reinvestment of distributions	529,370	6,045,397	456,125	4,970,460
Shares redeemed	(526,637)	(6,369,262)	(989,830)	(11,624,587)

Net increase (decrease)	255,758	$2,757,383	(130,010)	$(1,903,765)

Class R
Shares sold	417,438	$5,591,554	665,976	$8,426,340
Shares issued in reinvestment of distributions	360,363	4,493,723	419,696	4,911,776
Shares redeemed	(658,093)	(8,870,466)	(1,900,842)	(24,021,310)

Net increase (decrease)	119,708	$1,214,811	(815,170)	$(10,683,194)

Total Net Increase (Decrease)	1,564,227	$20,110,507	(2,160,369)	$(29,711,591)

At November 30, 2013, 496,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of Disciplined Small Cap Core Fund were owned by affiliates.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	NOVEMBER 30 ,2013	33

Master Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of November 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Aspen Technology, Inc.	3%
Generac Holdings, Inc.	2
KapStone Paper and Packaging Corp.	2
PROS Holdings, Inc.	2
Thoratec Corp.	2
Align Technology, Inc.	2
NIC, Inc.	2
Ubiquiti Networks, Inc.	2
Gentium SpA — ADR	2
Deluxe Corp.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	28%
Health Care	19
Industrials	19
Consumer Discretionary	14
Financials	6
Materials	4
Energy	4
Consumer Staples	3
Telecommunication Services	2
Utilities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments November 30, 2013 (Unaudited)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
Ducommun, Inc. (a)	25,750	$652,505
Exelis, Inc.	1,987	35,110
HEICO Corp.	4,158	237,339
Spirit Aerosystems Holdings, Inc., Class A (a)	128,023	4,178,671
Taser International, Inc. (a)	38,968	669,860

		5,773,485
Airlines — 0.5%
Republic Airways Holdings, Inc. (a)	17,266	194,415
Spirit Airlines, Inc. (a)	22,987	1,054,414

		1,248,829
Auto Components — 2.1%
Gentherm, Inc. (a)	47,958	1,158,665
Stoneridge, Inc. (a)	21,152	273,072
Tower International, Inc. (a)	69,692	1,497,681
Visteon Corp. (a)	30,121	2,368,715

		5,298,133
Biotechnology — 6.2%
Acceleron Pharma, Inc. (a)	9,899	215,501
Achillion Pharmaceuticals, Inc. (a)	106,623	368,916
AMAG Pharmaceuticals, Inc. (a)	4,072	99,886
Arena Pharmaceuticals, Inc. (a)(b)	4,026	26,250
AVEO Pharmaceuticals, Inc. (a)	33,300	70,596
Biospecifics Technologies Corp. (a)	57,316	1,271,842
Chimerix, Inc. (a)	5,351	85,723
Cytokinetics, Inc. (a)	22,828	148,154
Dynavax Technologies Corp. (a)	12,013	21,263
Emergent Biosolutions, Inc. (a)	47,517	1,066,757
Enzon Pharmaceuticals, Inc.	120,169	199,481
Epizyme, Inc. (a)	1,804	37,776
Esperion Therapeutics, Inc. (a)	2,585	30,839
Five Prime Therapeutics, Inc. (a)	2,424	24,482
Foundation Medicine, Inc. (a)(b)	12,230	306,239
Galena Biopharma, Inc. (a)	4,914	19,754
Gentium SpA — ADR (a)	85,509	4,636,298
Harvard Apparatus Regenerative Technology, Inc. (a)	17,936	90,936
Insys Therapeutics, Inc. (a)	2,104	92,786
Intrexon Corp. (a)(b)	22,193	507,998
Isis Pharmaceuticals, Inc. (a)	687	26,628
Ligand Pharmaceuticals, Inc., Class B (a)	1,798	100,113
Myriad Genetics, Inc. (a)(b)	5,407	160,858
OncoGenex Pharmaceutical, Inc. (a)	23,775	204,227
OncoMed Pharmaceuticals, Inc. (a)(b)	5,139	69,171
Ophthotech Corp. (a)	11,646	328,999
OvaScience, Inc. (a)	3,210	30,720
PDL BioPharma, Inc.	173,740	1,697,440
Portola Pharmaceuticals, Inc. (a)	9,979	249,475
Puma Biotechnology, Inc. (a)	1,009	50,238
Receptos, Inc. (a)	6,206	143,607
Regulus Therapeutics, Inc. (a)	7,799	49,056
Repligen Corp. (a)(b)	99,668	1,342,528

Common Stocks	Shares	Value
Biotechnology (concluded)
Sangamo Biosciences, Inc. (a)	8,624	$105,299
Stemline Therapeutics, Inc. (a)	3,051	63,034
Sunesis Pharmaceuticals, Inc. (a)(b)	205,145	1,035,982
Targacept, Inc. (a)	5,473	31,470
Tetraphase Pharmaceuticals, Inc. (a)	16,242	191,006
Threshold Pharmaceuticals, Inc. (a)	54,811	270,218
Vanda Pharmaceuticals, Inc. (a)	3,763	44,178
Verastem, Inc. (a)	11,672	123,490

		15,639,214
Building Products — 1.3%
Apogee Enterprises, Inc.	929	33,277
Griffon Corp.	20,765	267,038
Insteel Industries, Inc.	3,695	73,420
PGT, Inc. (a)	177,195	1,771,950
Ply Gem Holdings, Inc. (a)(b)	59,257	1,039,368

		3,185,053
Capital Markets — 0.6%
Financial Engines, Inc.	6,545	443,424
GAMCO Investors, Inc., Class A	2,250	189,450
HFF, Inc., Class A (a)	2,513	64,383
MCG Capital Corp.	48,440	232,996
Westwood Holdings Group, Inc.	4,480	256,614
WisdomTree Investments, Inc. (a)	19,933	305,374

		1,492,241
Chemicals — 1.2%
American Pacific Corp. (a)	28,120	1,162,762
American Vanguard Corp.	15,655	449,768
Ferro Corp. (a)	21,123	294,243
FutureFuel Corp.	14,972	250,332
Landec Corp. (a)	7,771	91,232
OM Group, Inc. (a)	18,337	604,021
OMNOVA Solutions, Inc. (a)	5,244	45,937

		2,898,295
Commercial Banks — 0.2%
1st Source Corp.	832	26,582
Access National Corp.	1,546	24,365
Ameris Bancorp (a)	499	10,215
CommunityOne Bancorp (a)	4,630	55,051
First Citizens BancShares, Inc., Class A	598	134,341
German American Bancorp, Inc.	1,390	41,547
Heritage Oaks Bancorp (a)	3,023	24,154
Independent Bank Group, Inc.	1,909	91,403
State Bank Financial Corp.	4,382	77,036
West Bancorporation, Inc.	3,491	56,275

		540,969
Commercial Services & Supplies — 2.6%
Consolidated Graphics, Inc. (a)	10,751	692,472
Costa, Inc. (a)	3,509	76,847
Deluxe Corp.	92,914	4,616,897

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	35

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
G&K Services, Inc., Class A	6,254	$376,616
Kimball International, Inc., Class B	6,722	100,091
Performant Financial Corp. (a)	10,714	112,390
Viad Corp.	15,471	417,717
West Corp.	4,833	111,304

		6,504,334
Communications Equipment — 3.9%
Alliance Fiber Optic Products, Inc.	16,719	246,605
Anaren, Inc. (a)	364	10,152
Aruba Networks, Inc. (a)	166,942	2,978,245
Aviat Networks, Inc. (a)	45,693	115,603
Bel Fuse, Inc., Class B	1,539	34,981
Calix, Inc. (a)	37,649	385,526
Extreme Networks, Inc. (a)(b)	152,705	1,061,300
Ixia (a)	12,175	158,153
Oplink Communications, Inc. (a)	2,913	47,249
ShoreTel, Inc. (a)	2,449	19,788
Ubiquiti Networks, Inc.	122,382	4,821,851

		9,879,453
Computers & Peripherals — 0.2%
Electronics for Imaging, Inc. (a)	2,090	82,764
Immersion Corp. (a)	36,432	446,656
Intevac, Inc. (a)	1,900	12,578
Violin Memory, Inc. (a)	6,713	23,160

		565,158
Construction & Engineering — 0.2%
Comfort Systems USA, Inc.	9,584	196,472
Pike Electric Corp.	27,633	290,423

		486,895
Construction Materials — 0.0%
Headwaters, Inc. (a)	2,163	20,895
Consumer Finance — 0.0%
Credit Acceptance Corp. (a)	209	26,992
Distributors — 0.1%
Core-Mark Holding Co., Inc.	3,408	251,579
Stock Building Supply Holdings, Inc. (a)	1,865	34,148

		285,727
Diversified Consumer Services — 0.6%
Capella Education Co. (a)	3,256	213,984
Collectors Universe, Inc.	12,087	200,523
Grand Canyon Education, Inc. (a)	872	39,711
Hillenbrand, Inc.	8,155	229,156
ITT Educational Services, Inc. (a)(b)	618	24,096
LifeLock, Inc. (a)	28,504	490,839
National American University Holdings, Inc.	2,699	9,905
Steiner Leisure Ltd.	518	30,645
Stewart Enterprises, Inc., Class A	18,868	250,001

		1,488,860
Diversified Telecommunication Services — 1.8%
Cbeyond, Inc. (a)	347,123	1,926,533
IDT Corp., Class B	11,806	262,211
Inteliquent, Inc.	66,029	765,276
magicJack VocalTec Ltd. (b)	102,007	1,170,020
Premiere Global Services, Inc. (a)	16,417	153,171
PTGi Holding, Inc.	5,585	15,135

Common Stocks	Shares	Value
Diversified Telecommunication Services (concluded)
Vonage Holdings Corp. (a)	39,726	$131,493

		4,423,839
Electrical Equipment — 3.0%
EnerSys, Inc.	23,060	1,645,331
Generac Holdings, Inc.	106,868	5,691,790
Lihua International, Inc. (a)	24,210	138,481

		7,475,602
Electronic Equipment, Instruments & Components — 1.1%
Aeroflex Holding Corp. (a)	26,554	179,239
Coherent, Inc.	3,546	244,816
Control4 Corp. (a)(b)	1,956	34,171
Electro Scientific Industries, Inc.	6,000	61,740
Fabrinet	13,923	275,675
FARO Technologies, Inc. (a)	5,803	316,496
Methode Electronics, Inc.	3,715	107,475
Newport Corp. (a)	17,882	306,676
PC Connection, Inc. (a)	1,969	42,786
Radisys Corp. (a)	6,288	14,085
RealD, Inc. (a)	130,674	1,170,839

		2,753,998
Energy Equipment & Services — 0.5%
Dawson Geophysical Co. (a)	4,643	150,062
ION Geophysical Corp. (a)	153,096	590,951
Matrix Service Co. (a)	4,795	106,449
RigNet, Inc. (a)	1,232	52,335
SEACOR Holdings, Inc.	2,903	270,124
USA Compression Partners LP	2,031	49,780

		1,219,701
Food & Staples Retailing — 0.9%
Arden Group, Inc., Class A	2,173	282,468
Harris Teeter Supermarkets, Inc.	1,623	80,144
Natural Grocers by Vitamin Cottage, Inc. (a)	1,162	42,738
The Pantry, Inc. (a)	37,748	543,194
Rite Aid Corp. (a)	232,592	1,376,945

		2,325,489
Food Products — 1.7%
Calavo Growers, Inc.	1,558	48,033
Chiquita Brands International, Inc. (a)	14,087	148,900
Dean Foods Co. (a)	18,057	324,665
Farmer Bros Co. (a)	3,964	80,866
The Hain Celestial Group, Inc. (a)	13,038	1,078,112
John B. Sanfilippo & Son, Inc.	2,552	65,050
Omega Protein Corp. (a)	17,404	235,824
Pilgrim’s Pride Corp. (a)(b)	131,804	2,158,950
Seaboard Corp.	45	127,125

		4,267,525
Health Care Equipment & Supplies — 7.1%
Align Technology, Inc. (a)(b)	91,110	4,978,250
Anika Therapeutics, Inc. (a)	2,981	102,397
ArthroCare Corp. (a)	85,702	3,232,679
AtriCure, Inc. (a)	3,876	60,698
Cutera, Inc. (a)	11,469	108,382
Cyberonics, Inc. (a)	8,981	617,174
ICU Medical, Inc. (a)	24,025	1,578,082
LDR Holding Corp. (a)	98	2,158

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Medical Action Industries, Inc. (a)	30,059	$258,507
Meridian Bioscience, Inc.	14,276	350,904
Natus Medical, Inc. (a)	1,058	24,366
RTI Biologics, Inc. (a)	13,732	42,295
Solta Medical, Inc. (a)	27	54
Spectranetics Corp. (a)	16,666	387,651
SurModics, Inc. (a)	45,379	1,094,541
Thoratec Corp. (a)(b)	126,735	4,989,557
Zeltiq Aesthetics, Inc. (a)	1,002	17,575

		17,845,270
Health Care Providers & Services — 1.9%
Alliance HealthCare Services, Inc. (a)	3,043	87,882
AMN Healthcare Services, Inc. (a)	59,247	822,348
BioTelemetry, Inc. (a)	2,103	22,060
Corvel Corp. (a)	20,057	928,439
Cross Country Healthcare, Inc. (a)	12,436	95,011
Five Star Quality Care, Inc. (a)	17,659	87,059
Hanger, Inc. (a)	5,377	208,843
HealthSouth Corp.	4,541	162,522
PharMerica Corp. (a)	3,075	69,434
The Providence Service Corp. (a)	6,466	177,298
Team Health Holdings, Inc. (a)	4,155	194,163
VCA Antech, Inc. (a)	62,270	1,864,987

		4,720,046
Health Care Technology — 0.7%
MedAssets, Inc. (a)	37,669	811,390
Merge Healthcare, Inc. (a)	14,406	33,710
Omnicell, Inc. (a)	39,147	949,315

		1,794,415
Hotels, Restaurants & Leisure — 2.0%
AFC Enterprises, Inc. (a)	33,243	1,449,062
Bravo Brio Restaurant Group, Inc. (a)	1	16
Del Frisco’s Restaurant Group, Inc. (a)	6,971	147,576
Diamond Resorts International, Inc. (a)	2,006	35,847
Einstein Noah Restaurant Group, Inc.	7,492	119,797
Jack in the Box, Inc. (a)	47,083	2,229,380
Monarch Casino & Resort, Inc. (a)	3,044	54,031
Multimedia Games Holding Co., Inc. (a)	2,960	85,840
Red Lion Hotels Corp. (a)	7,934	43,637
Ruth’s Hospitality Group, Inc.	21,391	307,603
Speedway Motorsports, Inc.	1	20
Vail Resorts, Inc.	8,347	632,619

		5,105,428
Household Durables — 0.5%
TRI Pointe Homes, Inc. (a)(b)	40,540	804,719
Zagg, Inc. (a)	126,064	534,511

		1,339,230
Household Products — 0.1%
WD-40 Co.	2,321	174,678
Insurance — 0.9%
Crawford & Co., Class B	4,862	50,273
eHealth, Inc. (a)(b)	9,977	452,058
Employers Holdings, Inc.	21,655	706,819
Fortegra Financial Corp. (a)	8,347	61,100
Hallmark Financial Services, Inc. (a)	2,698	25,631
HCI Group, Inc.	2,480	123,479
Horace Mann Educators Corp.	1,017	31,242

Common Stocks	Shares	Value
Insurance (concluded)
Third Point Reinsurance Ltd.	44,726	$745,135
Universal Insurance Holdings, Inc.	6,313	78,281

		2,274,018
Internet & Catalog Retail — 1.1%
1-800-Flowers.com, Inc., Class A (a)	31,842	162,076
Blue Nile, Inc. (a)	30,170	1,389,630
Geeknet, Inc. (a)	415	7,819
HSN, Inc.	2,496	143,270
Orbitz Worldwide, Inc. (a)	68,070	471,044
Overstock.com, Inc. (a)	4,891	136,948
PetMed Express, Inc.	21,931	346,071
Valuevision Media, Inc., Class A (a)	10,037	57,813
zulily, Inc., Class A (a)	1,811	63,367

		2,778,038
Internet Software & Services — 4.7%
Benefitfocus, Inc. (a)	6,237	301,309
Blucora, Inc. (a)	18,126	527,104
Cvent, Inc. (a)	15,440	502,881
EarthLink, Inc.	8	44
Envestnet, Inc. (a)	1,428	56,763
Global Eagle Entertainment, Inc. (a)	25,759	395,401
Gogo, Inc. (a)(b)	42,974	1,146,117
j2 Global, Inc.	495	23,745
Limelight Networks, Inc. (a)	39,360	80,688
Monster Worldwide, Inc. (a)	15	84
Move, Inc. (a)(b)	36,044	556,880
NIC, Inc.	198,822	4,847,280
Perficient, Inc. (a)	11,243	243,748
Responsys, Inc. (a)(b)	35,049	592,679
Spark Networks, Inc. (a)	15,483	86,705
Stamps.com, Inc. (a)	5,007	230,672
support.com, Inc. (a)	63,038	252,152
Synacor, Inc. (a)	9,528	26,678
Travelzoo, Inc. (a)	7,365	158,200
Tremor Video, Inc. (a)	11,168	51,931
Web.com Group, Inc. (a)	59,348	1,694,385
YuMe, Inc. (a)	8,326	72,769

		11,848,215
IT Services — 2.8%
Cardtronics, Inc. (a)	54,411	2,317,364
Global Cash Access Holdings, Inc. (a)	111,581	1,087,915
MAXIMUS, Inc.	2,828	128,674
Syntel, Inc.	37,424	3,307,159
WNS Holdings Ltd. — ADR (a)	12,225	244,745

		7,085,857
Leisure Equipment & Products — 0.7%
Arctic Cat, Inc.	3,969	223,336
Brunswick Corp.	32,508	1,485,616

		1,708,952
Life Sciences Tools & Services — 0.1%
Harvard Bioscience, Inc. (a)	34,269	156,267
NeoGenomics, Inc. (a)	4,246	14,861

		171,128
Machinery — 3.0%
CIRCOR International, Inc.	4,845	384,354
ESCO Technologies, Inc.	12,562	427,862

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	37

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Federal Signal Corp. (a)(b)	17,754	$277,495
Global Brass & Copper Holdings, Inc.	38,608	637,032
Hyster-Yale Materials Handling, Inc.	9,330	777,749
John Bean Technologies Corp.	28,699	848,342
Luxfer Holdings PLC — ADR	129,101	2,423,226
The Middleby Corp. (a)	873	192,793
Trimas Corp. (a)	43,295	1,583,731
Xerium Technologies, Inc. (a)	2,502	33,001

		7,585,585
Marine — 1.1%
Matson, Inc.	106,338	2,661,640
Media — 1.3%
Crown Media Holdings, Inc., Class A (a)	39,577	132,583
CTC Media, Inc.	244,625	3,094,506
Harte-Hanks, Inc.	11,779	93,761
Salem Communications Corp., Class A	6,278	56,439

		3,377,289
Metals & Mining — 0.3%
US Silica Holdings, Inc. (b)	3,092	106,705
Worthington Industries, Inc.	13,795	578,424

		685,129
Multi-Utilities — 0.3%
Avista Corp.	29,187	795,346
Oil, Gas & Consumable Fuels — 3.5%
Abraxas Petroleum Corp. (a)	16,709	60,152
Apco Oil and Gas International, Inc.	1,222	19,222
Berry Petroleum Co., Class A	4,922	247,675
Bonanza Creek Energy, Inc. (a)	47,927	2,198,411
Callon Petroleum Co. (a)	19,369	128,804
Delek US Holdings, Inc.	39,352	1,190,792
Diamondback Energy, Inc. (a)	10,693	531,870
EPL Oil & Gas, Inc. (a)	2,213	63,402
Evolution Petroleum Corp.	1,408	17,403
Gastar Exploration, Inc. (a)	12,304	72,471
Goodrich Petroleum Corp. (a)	1,189	22,876
Hallador Energy Co.	4,461	35,287
Kodiak Oil & Gas Corp. (a)	15,555	176,394
L&L Energy, Inc. (a)(b)	32,854	55,195
Matador Resources Co. (a)	1,063	23,163
Northern Oil and Gas, Inc. (a)	8,381	133,677
Renewable Energy Group, Inc. (a)	24,906	283,181
REX American Resources Corp. (a)	332	10,870
SemGroup Corp., Class A	813	49,902
Synergy Resources Corp. (a)	3,972	37,496
Triangle Petroleum Corp. (a)	28,614	303,881
Vaalco Energy, Inc. (a)	37,487	226,796
Warren Resources, Inc. (a)	133,473	433,787
Western Refining, Inc.	62,224	2,431,092

		8,753,799
Paper & Forest Products — 2.6%
Boise Cascade Co. (a)	37,679	966,843
Domtar Corp.	671	57,377
KapStone Paper and Packaging Corp. (a)	95,775	5,102,892
PH Glatfelter Co.	11,780	329,722

		6,456,834

Common Stocks	Shares	Value
Personal Products — 0.2%
USANA Health Sciences, Inc. (a)	6,932	$506,799
Pharmaceuticals — 2.7%
Aratana Therapeutics, Inc. (a)	3,878	76,784
Lannett Co., Inc. (a)	39,199	1,157,938
The Medicines Co. (a)	90,562	3,315,475
Pain Therapeutics, Inc.	17,274	79,115
Questcor Pharmaceuticals, Inc.	10,711	621,345
Sagent Pharmaceuticals, Inc. (a)	6,619	150,317
Santarus, Inc. (a)	16,205	521,477
Sciclone Pharmaceuticals, Inc. (a)	86,440	421,827
ViroPharma, Inc. (a)	9,646	477,573

		6,821,851
Professional Services — 2.4%
Barrett Business Services, Inc.	1,128	95,339
The Dolan Co. (a)	8,825	6,177
Kforce, Inc.	83,016	1,675,263
RPX Corp. (a)	118,053	1,950,236
WageWorks, Inc. (a)(b)	40,739	2,334,345

		6,061,360
Real Estate Investment Trusts (REITs) — 2.6%
Aviv REIT, Inc.	14,530	373,421
Cedar Realty Trust, Inc.	92,506	536,535
CyrusOne, Inc.	844	17,243
DuPont Fabros Technology, Inc.	42,184	990,058
The Geo Group, Inc.	7,675	251,740
Highwoods Properties, Inc.	9,037	324,609
Investors Real Estate Trust	6,852	60,366
PS Business Parks, Inc.	29,233	2,289,529
Ryman Hospitality Properties	16,161	676,661
Sabra Health Care REIT, Inc.	30,666	818,169
Saul Centers, Inc.	2,683	130,474

		6,468,805
Real Estate Management & Development — 0.5%
Altisource Residential Corp.	14,127	393,437
Forestar Group, Inc. (a)	32,222	623,818
Tejon Ranch Co. (a)	4,303	153,488

		1,170,743
Road & Rail — 1.4%
Ryder System, Inc.	43,322	3,025,608
Swift Transportation Co. (a)	15,628	361,788

		3,387,396
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Energy Industries, Inc. (a)	108,664	2,588,376
Alpha & Omega Semiconductor Ltd.	11,918	92,365
Ambarella, Inc.	31,352	777,530
Axcelis Technologies, Inc. (a)	8,916	19,883
Inphi Corp. (a)	29,710	371,375
Intermolecular, Inc. (a)(b)	55,525	316,493
M/A-COM Technology Solutions Holdings, Inc. (a)	6,322	101,152
Magnachip Semiconductor Corp. (a)	23,653	480,156
Micrel, Inc.	76,505	742,864
Microsemi Corp. (a)	134,098	3,276,014
Pericom Semiconductor Corp. (a)	8,903	84,935
RF Micro Devices, Inc. (a)	8,988	47,457

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Sigma Designs, Inc. (a)	7,475	$41,935
Silicon Image, Inc. (a)	143,455	777,526
Spansion, Inc., Class A (a)	6,006	74,414
Synaptics, Inc. (a)(b)	91,115	4,602,219
Tessera Technologies, Inc.	1,444	28,880

		14,423,574
Software — 8.8%
Advent Software, Inc.	31,040	1,091,056
Aspen Technology, Inc. (a)	153,216	6,056,628
AVG Technologies NV (b)	122,824	2,122,399
Ebix, Inc. (b)	6,575	91,590
Manhattan Associates, Inc. (a)	29,473	3,544,423
Progress Software Corp. (a)	83,370	2,195,966
PROS Holdings, Inc. (a)	131,684	5,075,101
QAD, Inc., Class A	10,164	173,601
Rosetta Stone, Inc. (a)	40,563	466,475
Verint Systems, Inc. (a)	34,711	1,316,241
Viggle, Inc. (Acquired 2/11/11, cost $18,142) (c)	302,362	78,614

		22,212,094
Specialty Retail — 4.2%
ANN, Inc. (a)	57,787	2,061,262
Big 5 Sporting Goods Corp.	76,647	1,427,167
Brown Shoe Co., Inc.	3,908	100,553
Christopher & Banks Corp. (a)	2,616	16,402
Citi Trends, Inc. (a)	2,457	40,565
Express, Inc. (a)(b)	53,085	1,306,422
Haverty Furniture Cos, Inc.	17,080	486,780
Kirkland’s, Inc. (a)	10,260	262,861
Lumber Liquidators Holdings, Inc. (a)	14,498	1,459,804
Murphy USA, Inc. (a)	24,732	1,119,123
Pacific Sunwear of California, Inc. (a)	28,356	82,516
Sears Hometown and Outlet Stores, Inc. (a)	52,051	1,664,591
The Wet Seal, Inc., Class A (a)(b)	143,302	477,196
Winmark Corp.	269	23,040

		10,528,282
Textiles, Apparel & Luxury Goods — 0.9%
Cherokee, Inc.	1,003	14,363
Culp, Inc.	1,056	21,363
Movado Group, Inc.	43,669	1,987,813
Perry Ellis International, Inc.	9,867	153,234
Vince Holding Corp. (a)	2,727	79,819

		2,256,592
Thrifts & Mortgage Finance — 1.4%
Banc of California, Inc.	5,734	73,510
Bank Mutual Corp.	4,285	29,695
Essent Group Ltd.	5,590	121,527
EverBank Financial Corp.	125,475	2,141,858
Heritage Financial Group, Inc.	1,543	27,265
HomeStreet, Inc.	30,158	638,143
MGIC Investment Corp. (a)	23,286	188,849
Provident Financial Holdings, Inc.	12,574	185,089
Stonegate Mortgage Corp. (a)	1,340	22,767

		3,428,703
Trading Companies & Distributors — 0.3%
Aceto Corp.	7,380	158,891
Applied Industrial Technologies, Inc.	8,341	403,538

Common Stocks	Shares	Value
Trading Companies & Distributors (concluded)
H&E Equipment Services, Inc. (a)	889	$25,363
Houston Wire & Cable Co.	2,640	35,640
Kaman Corp.	1,380	55,007
MRC Global, Inc. (a)	1,761	53,869
Willis Lease Finance Corp. (a)	3,171	57,839

		790,147
Water Utilities — 0.5%
American States Water Co.	44,506	1,298,685
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. (a)	3,422	56,839
Total Common Stocks — 97.3%		244,373,454

Warrants (d)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price $17.70)	222,516	—
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/07/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price $40)	547	3,118
Total Warrants — 0.0%		3,118
Total Long-Term Investments (Cost — $205,576,316) — 97.3%		244,376,572

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	6,573,260	6,573,260
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (e)(f)(g)	$14,250	14,249,576
Total Short-Term Securities (Cost — $20,822,836) — 8.3%		20,822,836
Total Investments (Cost — $226,399,152*) — 105.6%		265,199,408
Liabilities in Excess of Other Assets — (5.6)%		(14,097,672)

Net Assets — 100.0%		$251,101,736

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	39

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Notes to Schedule of Investments

*	As of November 30, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$227,973,351

Gross unrealized appreciation	$44,344,812
Gross unrealized depreciation	(7,118,755)

Net unrealized appreciation	$37,226,057

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Master Portfolio held less than 0.1% of its net assets, with a current value of $105,827 and an original cost of $18,142, in this security.

(d)	Warrants entitle the Master Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended November 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at May 31, 2013	Net Activity	Shares/Beneficial Interest Held at November 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,189,995	3,383,265	6,573,260	$1,085
BlackRock Liquidity Series, LLC, Money Market Series	$15,812,414	$(1,562,838)	$14,249,576	$136,484

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of November 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
63	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2013	$7,192,710	$373,701

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$244,297,958	—	$78,614	$244,376,572
Short-Term Securities	6,573,260	$14,249,576	—	20,822,836
Total	$250,871,218	$14,249,576	$78,614	$265,199,408

[1] See above Schedule of Investments for values in each industry excluding Level 3, Software, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$373,701	—	—	$373,701
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of November 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for other derivative contracts	$333,000	—	—	$333,000
Liabilities:
Bank overdraft	—	$(166,999)	—	(166,999)
Collateral on securities loaned at value	—	(14,249,576)	—	(14,249,576)
Total	$333,000	$(14,416,575)	—	$(14,083,575)

There were no transfers between levels during the period ended November 30, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	41

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

November 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $13,682,573) (cost — $205,576,316)	$244,376,572
Investments at value — affiliated (cost — $20,822,836)	20,822,836
Cash pledged for other derivative contracts	333,000
Variation margin receivable on other derivative contracts	7,052
Investments sold receivable	1,580,566
Dividends receivable — unaffiliated	229,355
Dividends receivable — affiliated	308
Securities lending income receivable — affiliated	18,822
Prepaid expenses	3,931

Total assets	267,372,442

Liabilities
Bank overdraft	166,999
Collateral on securities loaned at value	14,249,576
Investments purchased payable	1,425,616
Withdrawals payable to investors	279,472
Investment advisory fees payable	108,042
Directors’ fees payable	2,345
Other affiliates payable	398
Other accrued expenses payable	38,258

Total liabilities	16,270,706

Net Assets	$251,101,736

Net Assets Consist of
Investors’ capital	$211,927,779
Net unrealized appreciation/depreciation	39,173,957

Net Assets	$251,101,736

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Six Months Ended November 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$1,299,082
Securities lending — affiliated — net	136,484
Dividends — affiliated	1,085

Total income	1,436,651

Expenses
Investment advisory	799,013
Accounting services	26,776
Professional	25,411
Custodian	33,203
Directors	5,038
Printing	2,412
Miscellaneous	6,766

Total expenses	898,619
Less fees waived by Manager	(184,446)

Total expenses after fees waived	714,173

Net investment income	722,478

Realized and Unrealized Gain
Net realized gain from:
Investments	28,556,484
Financial futures contracts	495,896

29,052,380

Net change in unrealized appreciation/depreciation on:
Investments	17,068,573
Financial futures contracts	387,701

17,456,274

Total realized and unrealized gain	46,508,654

Net Increase in Net Assets Resulting from Operations	$47,231,132

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	43

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31, 2013

Operations
Net investment income	$722,478	$1,004,504
Net realized gain	29,052,380	44,216,706
Net change in unrealized appreciation/depreciation	17,456,274	14,359,572

Net increase in net assets resulting from operations	47,231,132	59,580,782

Capital Transactions
Proceeds from contributions	28,878,167	68,961,000
Value of withdrawals	(41,196,673)	(129,190,224)

Net decrease in net assets derived from capital transactions	(12,318,506)	(60,229,224)

Net Assets
Total increase (decrease) in net assets	34,912,626	(648,442)
Beginning of period	216,189,110	216,837,552

End of period	$251,101,736	$216,189,110

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Six Months Ended November 30, 2013 (Unaudited)	Year Ended May 31,
		2013	2012	2011	2010	2009
Total Investment Return
Total investment return	22.65%[1]	31.47%	(13.48)%	35.13%	26.12%	(34.16)%

Ratios to Average Net Assets
Total expenses	0.79%[2]	0.79%	0.77%	0.76%	0.77%	0.78%

Total expenses after fees waived	0.63%[2]	0.77%	0.77%	0.76%	0.77%	0.78%

Net investment income (loss)	0.63%[2]	0.47%	(0.32)%	(0.51)%	(0.50)%	(0.13)%

Supplemental Data
Net assets, end of period (000)	$251,102	$216,189	$216,838	$504,292	$416,087	$356,614

Portfolio turnover	79%	165%	143%	127%	114%	75%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Master Small Cap Growth Portfolio

1. Organization:

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	45

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of November 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,196,892	$(1,196,892)	—
Deutsche Bank AG	53,340	(53,340)	—
Goldman Sachs & Co.	1,371,312	(1,371,312)	—
JP Morgan Securities LLC	2,004,258	(2,004,258)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	155,213	(155,213)	—
Morgan Stanley	5,154,354	(5,154,354)	—
UBS Securities LLC	3,747,204	(3,747,204)	—

Total	$13,682,573	$(13,682,573)	—

[1]

Collateral with a value of $14,249,576 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended November 30, 2013, any securities on loan were collateralized by cash.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for other derivative contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of November 30, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$373,701

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended November 30, 2013
Net Realized Gain From
Equity contracts:
Financial futures contracts	$495,896

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$387,701

For the six months ended November 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	60
Average notional value of contracts purchased	$6,424,635

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearing-house stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	47

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66%
$3 Billion - $5 Billion	0.63%
$5 Billion - $10 Billion	0.61%
Greater than $10 Billion	0.60%

The Manager entered into a contractual agreement to waive 0.16% of the advisory fee payable as a percentage of the Master Portfolio’s average daily net assets until October 1, 2014. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended November 30, 2013, the Manager waived $182,632 of investment advisory fees, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended November 30, 2013, the amount waived was $1,814.

The Manager entered into a sub-advisory agreement with BlackRock Capital Management, Inc. (“BCM”), an affiliate of the Manager. The Manager pays BCM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the six months ended November 30, 2013, the Master Portfolio reimbursed the Manager $1,026 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by

BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended November 30, 2013, BIM received $73,491 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended November 30, 2013 were $172,330,781 and $188,326,526, respectively.

7. Bank Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended November 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

As of November 30, 2013, the Master Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	49

Officers and Directors/Trustees

Ronald W. Forbes, Co-Chairman of the Board and Director/Trustee

Rodney D. Johnson, Co-Chairman of the Board and Director/Trustee

Paul L. Audet, Director/Trustee

David O. Beim, Director/Trustee

Henry Gabbay, Director/Trustee

Dr. Matina S. Horner, Director/Trustee

Herbert I. London, Director/Trustee

Ian A. MacKinnon, Director/Trustee

Cynthia A. Montgomery, Director/Trustee

Joseph P. Platt, Director/Trustee

Robert C. Robb, Jr., Director/Trustee

Toby Rosenblatt, Director/Trustee

Kenneth L. Urish, Director/Trustee

Frederick W. Winter, Director/Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC1

Wilmington, DE 19809

Sub-Advisor

BlackRock Capital Management, Inc.2

New York, NY 10055

BlackRock Fund Advisors3

San Francisco, CA 94105

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

Brown Brothers Harriman & Co.2

Boston, MA 02109

The Bank of New York Mellon3

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund/Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	Co-Administrator for BlackRock Disciplined Small Cap Core Fund.

[2]	For BlackRock Master Small Cap Growth Portfolio.

[3]	For BlackRock Disciplined Small Cap Core Fund.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolio files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal FundBlackRock

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2013	53

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: February 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: February 3, 2014

3